To:          E Global Marketing Inc.
1730 62nd Street
Brooklyn, New York 11204

E GLOBAL MARKETING INC.
REGULATION D SUBSCRIPTION AGREEMENT
AND INVESTMENT REPRESENTATION

SECTION 1.

1.1           Subscription.

The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase __________________ (________) shares (the “Purchased Shares” or “Securities”) of the common stock, par value $0.001 per share (the “Common Stock”), of E Global Marketing Inc., a New York corporation (the "Company"), in a transaction exempt from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned understands that the Purchased Shares are being sold in connection with an offering by the Company of up to 5,000,000 shares Common Stock at $0.025 per share for a total maximum of $125,000.00. The minimum investment hereunder shall be 8,000 shares of Common Stock.

1.2           Purchase of Shares.

The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Purchased Shares shall be $ __________ (the “Purchase Price”).  Payment of the Purchase Price shall be made by the undersigned at the Closing (hereafter defined) by wire transfer payment to “E Global Marketing Inc.” in the full amount of the Purchase Price.  Wire transfer instructions are follows:

Account Name:	E Global Marketing Inc
Bank Name:	Sovereign Bank
Bank Address:	6424 18th Ave Brooklyn, NY 11204
Routing No.:	231372691
Account No.	7921003203

 The Company shall deliver the Purchased Shares to the undersigned promptly at the Closing.

1.3           Legend.       The undersigned understands that, until registered under the Securities Act or transferred pursuant to the provisions of Rule 144 as promulgated by the Securities and Exchange Commission, all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR WITHOUT AN EXEMPTION THEREFROM OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

1.4           Acceptance or Rejection.

(a)           The undersigned understands and agrees that the Company reserves the right to reject this subscription for the Purchased Shares if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's subscription.

(b)           The undersigned understands and agrees that its subscription for the Purchased Shares is irrevocable.

(c)           In the event the sale of the Purchased Shares subscribed for by the undersigned is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the undersigned and the Company relating to this subscription shall thereafter have no force or effect.

SECTION 2.

2.1           Closing.  The closing (the "Closing") of the purchase and sale of the Purchased Shares, shall occur at simultaneously with the acceptance by the Company of the undersigned's subscription, as evidenced by the Company's execution of this Subscription Agreement.

(a) The undersigned understands and agrees that this offering is being conducted on a "best efforts" basis, with no minimum.  Upon acceptance of subscription agreements, funds received will be immediately available for use by the Company.

(b) The undersigned understands and agrees the Company reserves the right to terminate this offering at anytime without any notice.

SECTION 3.

3.1           Investor Representations and Warranties.   The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)           The undersigned is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof.  Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the undersigned is subscribing or any part of the Securities.

(b)           The undersigned has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c)           The undersigned is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

(d)           The undersigned understands that, except as set forth herein, the Company is under no obligation to register the Securities under the Securities Act of 1933, as amended (the “Securities Act”), or to assist the undersigned in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e)           The undersigned is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

(f)           The undersigned acknowledges his understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act.  In furtherance thereof, in addition to the other representations and warranties of the undersigned made herein, the undersigned further represents and warrants to and agrees with the Company and its affiliates as follows:

(1)           The undersigned realizes that the basis for the exemption may not be present if, notwithstanding such representations, the undersigned has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(2)           The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

(3)           The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities.  The undersigned also represents it has not been organized for the purpose of acquiring the Securities; and

(4)           The undersigned has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(g)           The undersigned is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment.  The undersigned has relied solely on its own advisors.

(h)           No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Securities the undersigned is not relying upon any representations other than those contained herein.

(i)           Any resale of the Securities shall only be made in compliance with exemptions from registration afforded by the Securities Act and the rules and regulations promulgated thereunder.  Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The undersigned will not offer to sell or sell the Securities in any jurisdiction unless the undersigned obtains all required consents, if any.

(j)           The undersigned understands that the Securities are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation D promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities.

(k)           The undersigned is an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

(l)           The undersigned understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(m)           The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(n)           The undersigned has received all documents, records, books and other information pertaining to the Company, its business, its officers and directors that has been requested by the undersigned.

(o)           The undersigned represents and warrants to the Company that the information in the Investor Questionnaire attached hereto (the “Investor Questionnaire”) is correct and complete as of the date hereof.

(p)           Other than as set forth herein, the undersigned is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities.  The undersigned has consulted, to the extent deemed appropriate by the undersigned, with the undersigned’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the undersigned.

(q)           The undersigned is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Securities or the Company, or (iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

(r)           The undersigned understands that the price of the Securities offered hereby bears no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company.

(s)           The undersigned understands that the Company is newly-formed and has no business operations or operating history.  The Company’s lack of operating history makes it difficult to evaluate its future prospects, which are subject to risks and uncertainties frequently encountered by start-up companies in new and rapidly evolving markets such as the business proposed by the Company.

(t)           As of the date of this Agreement, the Company does not have sufficient funds available to effectuate its business plan or commence its business operations, and the Company intends to raise funds through the sale of additional equity shares or securities convertible or exchangeable into equity shares.  The undersigned understands that, as a result of the sale and issuance of such additional securities, his or its voting power and percentage ownership of the Company will be diluted and such issuances could have an adverse effect on the market price of the Common Stock.  Additionally, the issuance of shares of preferred stock with certain rights, preferences and privileges senior to those held by the Common Stock could diminish the undersigned's rights to receive dividends if declared by the Board of Directors of the Company and to receive payments upon the liquidation of the Company.

SECTION 4.

The Company represents and warrants to the undersigned as follows:

4.1            Organization of the Company.  The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of New York, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2           Authority.   (a)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Securities; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such  enforceability  may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3           Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock, of which as of the date hereof twenty million one thousand (20,001,000) shares are issued and outstanding, and five million (5,000,000) shares of preferred stock, none of which is issued and outstanding. The Board of Directors of the Company has the requisite power and authority, without further action by the holders of the outstanding shares of common stock, to issue shares of preferred stock with rights superior to the rights of the holders of shares of common stock from time to time in one or more series, to fix the number of shares constituting any series, and to fix the terms of any such series, including dividend rights, dividend rates, conversion or exchange rights, voting rights, rights and terms of redemption  (including sinking fund provisions), the redemption price and the liquidation preference or  such series. As a result, shares of preferred stock could be issued quickly and easily, negatively affecting the rights of holders of common shares and could be issued with terms calculated to delay or prevent a change in control or make removal of management more difficult.

4.4           Transfer Agent The Company is currently serving as its own transfer agent, and plan to continue to serve in that capacity until such time as Board of Directors of the Company believes it is necessary or appropriate to employ an independent transfer agent in order to facilitate the creation of a public trading market for its securities.  Should the Company’s securities be quoted on any exchange or OTC quotation system or application is made to have the securities quoted, an independent transfer agent will be appointed.

4.5           Exemption from Registration; Valid Issuances.  The sale and issuance of the Purchased Shares, in accordance with the terms and on the bases of the representations and warranties of the undersigned set forth herein, may and shall be properly issued by the Company to the undersigned pursuant to the Business Corporation Law of the State of New York and any applicable federal or state law, including in compliance with an exemption from registration under the Securities Act. When issued and paid for as herein provided, the Purchased Shares shall be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Securities pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Securities shall not subject the undersigned to personal liability by reason of the ownership thereof.

4.6           No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D under the Securities Act) or general advertising with respect to any of the Securities, (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act, or (c) made any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the undersigned in connection with investment securities generally.

4.7           No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (a) result in a violation of the Certificate of Incorporation or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing.  The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Securities in accordance with  the terms hereof (other than any federal or state securities filings that may be required to be made by the Company); provided that the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the undersigned herein.

4.8           Litigation and Other Proceedings. There are no lawsuits or proceedings pending or to the best knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation.  No judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company. In 1997, the Chief Executive Officer of the Company was convicted of one (1) count of mail fraud for which he received a two (2) year supervisory release.

4.9           No Misleading or Untrue Communication. The Company, any person representing the Company, and, to the knowledge of the Company, any other person selling or offering to sell the Securities, if any, in connection with the transactions contemplated by this Agreement, have not made, at any time, any written or oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

4.10           Certificate of Incorporation and By-laws. The Company has delivered to the undersigned true, correct and complete copies of the Certificate of Incorporation and By-laws of the Company, including all amendments thereto, as in effect on the date hereof.

SECTION 5.

5.1             Indemnity.  The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all reasonable expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2           Modification.  Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom such waiver, change, discharge or termination is sought.

5.3           Notices.  Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

5.4           Counterparts.  This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

5.5           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6           Entire Agreement.  This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7           Assignability.  This Agreement is not transferable or assignable by the undersigned.  Any such attempted assignment shall be null and void and of no force or effect.

6.8           Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

5.9           Pronouns.  The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[remainder of page intentionally left blank; signature pages to follow]

IN WITNESS WHEREOF, the undersigned has executed this Agreement on the   day of _________________, 2007.

Number of Shares

_________________

Amount of Investment:

$__________________

INVESTOR:

___________________________
Name:

ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

The Company hereby accepts the above application for subscription for Purchased Shares on behalf of the Company.

E GLOBAL MARKETING INC.		Dated: ______________, 2007

By:
Name:	Patrick Giordano
Title:	President

E GLOBAL MARKETING INC.

INVESTOR QUESTIONNAIRE

A.	General Information

1.	Print Full Name of Investor:	Individual:

First, Middle, Last

Partnership, Corporation, Trust, Custodial Account, Other:

Name of Entity

2.	Address for Notices:

3.	Name of Primary Contact Person:
Title:

4.	Telephone Number:

5.	E-Mail Address:

6.	Facsimile Number:

7.	Permanent Address:
(if different from Address for Notices above)

8.	Authorized Signatory:
Title:

Telephone Number:
Facsimile Number:

B.           Accredited Investor Status

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below which are next to the categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:

☐
A natural person with individual net worth (or joint net worth with spouse) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles (and including property owned by a spouse), over total liabilities.

☐
A natural person with individual income (without including any income of the Investor’s spouse) in excess of $200,000, or joint income with spouse of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

FOR ENTITIES:

☐
A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

☐	An insurance company as defined in Section 2(13) of the Securities Act.

☐	A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

☐
An investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). If an Investor has checked this box, please contact David Lubin, Esq. at (516) 887-8200 david@dlubinassociates.com for additional information that will be required.

☐	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	A small business investment company licensed by the Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐
A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940. If an Investor has checked this box, please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

☐
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Purchased Shares, with total assets in excess of $5 million.

☐
A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Purchased Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the purchase of the Purchased Shares.

☐
An employee benefit plan within the meaning of ERISA if the decision to invest in the Purchased Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐
An entity, including a grantor trust, in which all of the equity owners are accredited investors as determined under any of the foregoing paragraphs (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

C.           Supplemental Data for Entities

1.           If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section C of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, etc.): _________________________

Jurisdiction of organization: ________________________________________________

2.           Was the Investor organized for the specific purpose of acquiring the Purchased Shares?

☐ Yes	☐ No

If the answer to the above question is “Yes,” please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

3.           Are shareholders, partners or other holders of equity or beneficial interest in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Company (i.e., can shareholders, partners or other holders of equity or beneficial interest in the Investor determine whether their capital will form part of the capital invested by the Investor in the Company)?

☐ Yes	☐ No

If the answer to the above question is “Yes,” please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

4(a).           Please indicate whether or not the Investor is, or is acting on behalf of, (i) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not such plan is subject to ERISA, or (ii) an entity which is deemed to hold the assets of any such employee benefit plan pursuant to 29 C.F.R. § 2510.3-101. For example, a plan which is maintained by a foreign corporation, governmental entity or church, a Keogh plan covering no common-law employees and an individual retirement account are employee benefit plans within the meaning of Section 3(3) of ERISA but generally are not subject to ERISA (collectively, “Non-ERISA Plans”). In general, a foreign or US entity which is not an operating company and which is not publicly traded or registered as an investment company under the Investment Company Act of 1940, as amended, and in which 25% or more of the value of any class of equity interest is held by employee pension or welfare plans (including an entity which is deemed to hold the assets of any such plan), would be deemed to hold the assets of one or more employee benefit plans pursuant to 29 C.F.R. § 2510.3-101. However, if only Non-ERISA Plans were invested in such an entity, the entity generally would not be subject to ERISA. For purposes of determining whether this 25% threshold has been met or exceeded, the value of any equity interest held by a person (other than such a plan or entity) who has discretionary authority or control with respect to the assets of the entity, or any person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any affiliate of such a person, is disregarded.

☐ Yes	☐ No

4(b).        If the Investor is, or is acting on behalf of, such an employee benefit plan, or is an entity deemed to hold the assets of any such plan or plans, please indicate whether or not the Investor is subject to ERISA.

☐ Yes	☐ No

4(c.)        If the Investor answered “Yes” to question 4.(b) and the Investor is investing the assets of an insurance company general account, please indicate what percentage of the Investor’s assets the purchase of the Purchased Shares is subject to ERISA. ___________%.

5.             Does the amount of the Investor’s subscription for the Purchased Shares in the Company exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐ Yes	☐ No

If the question above was answered “Yes,” please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

6(a).        Is the Investor a private investment company which is not registered under the Investment Company Act, in reliance on Section 3(c)(1) or Section 3(c)(7) thereof?

☐ Yes	☐ No

6(b).        If the question above was answered “Yes,” was the Investor formed prior to April 30, 1996?

☐ Yes	☐ No

If the questions set forth in (a) and (b) above were both answered “Yes,” please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

7(a).        Is the Investor a grantor trust, a partnership or an S-Corporation for US federal income tax purposes?

☐ Yes	☐ No

7(b).       If the question above was answered “Yes,” please indicate whether or not:

(i) more than 50 percent of the value of the ownership interest of any beneficial owner in the Investor is (or may at any time during the term of the Company be) attributable to the Investor’s (direct or indirect) interest in the Company; or

☐ Yes	☐ No

(ii) it is a principal purpose of the Investor’s participation in the Company to permit the Partnership to satisfy the 100 partner limitation contained in US Treasury Regulation Section 1.7704-1(h)(3).

☐ Yes	☐ No

If either question above was answered “Yes,” please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

8.           If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

(Date)

D.            Related Parties

1.           To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Company?

☐ Yes	☐ No

If the answer above was answered “Yes”, please identify such related investor(s) below.

Name(s) of related investor(s): ______________________________________________
____________________________________________________________________________________________________________________________________________________________

2.           Will any other person or persons have a beneficial interest in the Purchased Shares to be acquired hereunder (other than as a shareholder, partner, or other beneficial owner of equity interest in the Investor)?

☐ Yes	☐ No

If either question above was answered “Yes”, please contact David Lubin, Esq. at (516) 887-8200 or david@dlubinassociates.com for additional information that will be required.

The Investor understands that the foregoing information will be relied upon by the Company for the purpose of determining the eligibility of the Investor to purchase the Purchased Shares. The Investor agrees to notify the Company immediately if any representation or warranty contained in this Subscription Agreement, including this Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide, if requested, any additional information that may reasonably be required to substantiate the Investor’s status as an accredited investor or to otherwise determine the eligibility of the Investor to purchase the Purchased Shares. The Investor agrees to indemnify and hold harmless the Company and each officer, director, shareholder, agent and representative of the Company and their respective affiliates and successors and assigns from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained herein.

INDIVIDUAL:

(Signature)

(Print Name)

PARTNERSHIP, CORPORATION, TRUST, CUSTODIAL ACCOUNT, OTHER:

(Name of Entity)

By:
(Signature)

(Print Name and Title)

Annex 1

DEFINITION OF “INVESTMENTS”

The term “investments” means:

(1)           Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the Investor that owns such securities, unless the issuer of such securities is:

(i)           An investment company or a company that would be an investment company but for the exclusions or exemptions provided by the Investment Company Act, or a commodity pool; or

(ii)	a Public Company (as defined below);

(iii)           A company with shareholders’ equity of not less than $50 million (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent financial statements, provided that such financial statements present the information as of a date within 16 months preceding the date on which the Investor acquires Purchased Shares;

(2)           Real estate held for investment purposes;

(3)           Commodity Shares (as defined below) held for investment purposes;

(4)           Physical Commodities (as defined below) held for investment purposes;

(5)           To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;

(6)           In the case of an Investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such Investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the Investor upon the demand of the Investor; and

(7)           Cash and cash equivalents held for investment purposes.

Real Estate that is used by the owner or a Related Person (as defined below) of the owner for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such owner or a Related Person of the owner, will NOT be considered Real Estate held for investment purposes, provided that real estate owned by an Investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the Investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Shares, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

“Commodity Shares” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)           Any contract market designated for trading such transactions under the Commodity Exchange Act and the rules thereunder; or

(ii)           Any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the Commodity Exchange Act.

“Public Company” means a company that:

(i)           files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended; or

(ii)           has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act.

“Financial Contract” means any arrangement that:

(i)           takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;

(ii)           is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and

(iii)           is entered into in response to a request from a counter party for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Shares above.

“Related Person” means a person who is related to the Investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the Investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner. “Family Company” means a company that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

For purposes of determining the amount of investments owned by a company, there may be included investments owned by majority-owned subsidiaries of the company and investments owned by a company (“Parent Company”) of which the company is a majority-owned subsidiary, or by a majority-owned subsidiary of the company and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the Partnership are qualified purchasers, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex 2 incurred by such spouse.

In determining whether a natural person is a qualified purchaser, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

Annex 2

VALUATIONS OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether a person is a qualified purchaser is that the value of the aggregate amount of investments owned and invested on a discretionary basis by such person shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

(1)           In the case of Commodity Shares, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Shares; and

(2)           In each case, there shall be deducted from the amount of investments owned by such person the following amounts:

(i)           The amount of any outstanding indebtedness incurred to acquire the investments owned by such person.

(ii)           A Family Company, in addition to the amounts specified in paragraph (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.